          AMENDMENT, dated December 2, 1998 to the November 1, 1991 Global Custody Agreement ("Agreement"), between The Galaxy Fund ("Customer"), having a place of business at 4400 Computer Dr., Westborough, MA 01581-5120, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

          It is hereby agreed as follows:

          Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

          Section 2. The Agreement is amended by deleting the mutual fund rider thereto and inserting, in lieu thereof, the following investment company rider:

          "Add a new Section 15 to the Agreement as follows:

          15.   COMPLIANCE WITH SEC RULE 17f-5.

          (a) Customer's board of trustees (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it, of the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in SEC rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1)), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any "Compulsory Depository." For each Compulsory Depository used or intended to be used by Customer of which Bank is advised, Bank shall provide Customer from time to time with information addressing the factors set forth in SEC Rule 17f-5(c)(1) to the extent reasonably available to Bank, together with Bank's analysis of the same (as an example of which is set forth in Appendix 1 hereto) to assist Customer in determining the appropriateness of placing Assets therein. A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Customer from time to time.

          (b)   In connection with the foregoing, Bank shall:

          (i) provide written reports notifying Customer's Board of the placement of Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and with reasonable promptness (but not less than quarterly) upon the occurrence of any material change in the contracts, arrangements, procedures or practices with such Eligible Foreign Custodians);

          (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

          (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

          (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodian that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market; and

          (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

          (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

          (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the " 1940 Act"), as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board or its investment adviser shall have determined that Customer may maintain Assets in each country in which Customer's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

          (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-B hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

          2.    Add the following after the first sentence of Section 3 of the
Agreement:

          At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

          3.    Add the following language to the end of Section 3 of the
Agreement:

          The term Subcustodian as used herein shall mean the following:

          (a) a "U.S. Bank," which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7); and

          (b) an "Eligible Foreign Custodian," which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other then the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency (other than a Compulsory Depository), incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States when acting as a transnational system ("Transnational Depository") for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

          (c) The term Subcustodian as used in Section 12(a)(i) (except the last sentence thereof) shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager, any Compulsory Depository and any Transnational Depository."


                                 ********************

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE GALAXY FUND                              THE CHASE MANHATTAN BANK


By: /s/ Jylanne Dunne                        By: /s/ James E. Cecere, Jr.
    --------------------------                   --------------------------
Name:  Jylanne Dunne                         Name:  James E. Cecere, Jr.

Title: Vice President                        Title: Vice President

Date:  December 2, 1998                      Date:  December 2, 1998

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
ARGENTINA       CAJA DE VALORES S.A.                              Equity, Corporate & Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       AUSTRACLEAR LTD.                                  Corporate Debt, Money Market & Semi-Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CHESS                                             Equity
                (Clearing House Electronic Subregister System)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                RITS                                              Government Debt
                (Reserve Bank Information and Transfer System)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
AUSTRIA         OSTERREICHISCHE KONTROLBANK AG                    Equity, Corporate + Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
BELGIUM         CIK                                               Equity + Corporate Debt
                (Caisse Interprofessionelle de Depots et de       COMPULSORY
                Virements de Titres s.a.
---------------------------------------------------------------------------------------------------------------------
                BANQUE NATIONALE DE BELGIQUE                      Treasury Bills + Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
BRAZIL          CBLC                                              Equity
                (Companhia Brasileira de Liquidacao e
                Custodia)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                BVRJ                                              Equity
                (Bolsa de Valores de Rio de Janeiro)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
BULGARIA        BNB                                               Government Debt
                (Bulgaria National Bank)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CENTRAL DEPOSITORY A.D.                           Equity

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
CANADA          CDS                                               Equity, Corporate + Government Debt
                (The Canadian Depository for Securities Ltd.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
CHINA,          SSCCRC                                            Equity
SHANGHAI        (Shanghai Securities Central Clearing and
                Registration Corporation)                         COMPULSORY
---------------------------------------------------------------------------------------------------------------------
CHINA,          SSCC                                              Equity
SHENZHEN        (Shenzhen Securities Clearing Company, Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
COLOMBIA        DCV                                               Government debt issued, guaranteed or administered
                (Deposito Central de Valores)                     by the central bank.

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
CROATIA         CDA                                               Equity and listed government debt.  (Created in
                (Central Depository Agency)                       April 1997, the CDA is expected to be operational
                                                                  in 1999)

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
CROATIA         MINISTRY OF FINANCE REGISTRY & NATIONAL BANK      Short-term debt issued by the Ministry of Finance
                OF CROATIA REGISTRY                               and the National Bank of Croatia, respectively.

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
CZECH           SCP                                               Equity + Long-Term Government Debt
REPUBLIC        (Stredisko cennych papiru)

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
DENMARK         VP                                                Equity, Corporate + Government Debt
                (Vaerdipapircentralen)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
EGYPT           MISR CLEARING, SETTLEMENT AND DEPOSITORY,         Equity
                S.A.E.
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
ESTONIA         EVK                                               Equity
                (Estonian Central Depository for Securities
                Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
EUROMARKET      CEDEL & EUROCLEAR                                 Euro-Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
FINLAND         CSR                                               Equity + Government Debt
                (Central Share Registry Finland)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
FRANCE          SICOVAM                                           Equity + Corporate Debt
                (Societe Interprofessioelle pour la
                Compensation des Valeurs Mobilieres, S.A.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
GERMANY         DBC                                               Equity, Corporate + Government Debt
                (Deutsche Boerse Clearing AG)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
GREECE          APOTHETIRIO TITLON A.E.                           Equity

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                BANK OF GREECE                                    Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
HONG KONG       CCASS                                             Equity
                (Central Clearing and Settlement System)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CMU                                               Corporate + Government Debt
                (Central Moneymarkets Unit)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
HUNGARY         KELER LTD.                                        Equity + Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
INDIA           NSDL                                              Equity + Corporate Debt
                (National Securities Depository Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
IRELAND         CRESTCo LIMITED                                   Equity

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                GSO                                               Government Debt
                (Gilt Settlement Office)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
ISRAEL          TASE CLEARING HOUSE                               Equity, Corporate + Government Debt
                (Tel Aviv Stock Exchange Clearing House)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
ITALY           MONTE TITOLI S.P.A.                               Equity Corporate Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                BANK OF ITALY                                     Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
JAPAN           JASDEC                                            Equity
                (Japan Securities Depository Center)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                BANK OF JAPAN                                     Registered Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
KAZAHKSTAN      CENTRAL SECURITIES DEPOSITORY                     Mandatory for all equity securities traded on the
                                                                  Kazahkstan Stock Exchange.  Currently all trading
                                                                  is over the counter.

                                                                  VOLUNTARY
---------------------------------------------------------------------------------------------------------------------
LATVIA          LCD                                               Equity + Government Debt
                (Latvian Central Depository)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
LEBANON         MIDCLEAR                                          Equity
                (Custodian and Clearing Center of Lebanon and
                the Middle East)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
LITHUANIA       CSDL                                              Equity + Government Debt
                (Central Securities Depository of Lithuania)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
LUXEMBOURG      CEDEL BANK, S.A.                                  Equity

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
MALAYSIA        MCD                                               Equity
                (Malaysian Central Depository Snd Bhd)            COMPULSORY
---------------------------------------------------------------------------------------------------------------------
MAURITIUS       CDS                                               Equity
                (Central Depository and Settlement Company
                Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
MEXICO          INDEVAL                                           Equity, Corporate + Government Debt
                (Institucion para el Deposito de Valores)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
MOROCCO         MAROCLEAR                                         Equity + Corporate Debt (will be compulsory as of
                                                                  March 21, 1999)

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS     NECIGEF                                           Equity, Corp. + Govt. D
                (Nederlands Centraal Insituut voor Giraal
                Effectenverkeer B.V.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     AUSTRACLEAR NEW ZEALAND                           Equity, Corporate + Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
NORWAY          VPS                                               Equity, Corporate + Government Debt
                (Verdipapirsentralen)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
OMAN            MSM                                               Equity
                (Muscat Securities Market)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
PAKISTAN        CDC                                               Equity
                (Central Depository Company of Pakistan
                Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
PERU            CAVALI                                            Equity
                (Caja de Valores y Liquidaciones)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES     PCD                                               Equity
                (Philippine Central Depository Inc.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
POLAND          NDS                                               Equity, Long-Term Government Debt + Vouchers
                (National Securities Depository)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CRT                                               Treasury-Bills
                (Central Registry of Treasury Bills)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
PORTUGAL        INTERBOLSA                                        Equity, Corporate + Government Debt
                (Central de Valores Mobiliarios e Sistema de
                Liquidacao e Compensacao)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
ROMANIA         SNCDD - RASDAQ                                    Equity
                (National Company for Clearing, Settlement and
                Depository for Securities)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                BSE                                               Equity
                (Bucharest Stock Exchange Registry)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                NATIONAL BANK OF ROMANIA                          Treasury-Bills

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
RUSSIA          VNESTORGBANK                                      Ministry of Finance Bonds

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                NATIONAL DEPOSITORY CENTER                        GKOs are Treasury Bills with three months to one
                                                                  year maturity; OFZs are Federal Loan bonds with one
                                                                  to two years' maturity.

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SINGAPORE       CDP                                               Equity + Corporate Debt and Malaysian equities
                (Central Depository (Pte.) Ltd.)                  traded on CLOB

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                MONETARY AUTHORITY OF SINGAPORE                   Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SLOVAK          SCP                                               Equity + Government Debt
REPUBLIC        (Stredisko Cennych Papierov)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SLOVAK          NATIONAL BANK OF SLOVAKIA                         Treasury-Bills
REPUBLIC
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SLOVENIA        KDD                                               Equity + Corporate Debt
                (The Centralna Klirinsko Depotna Druzba d.d.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA    CD                                                Corporate + Government Debt
                (Central Depository (Pty) Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     KSD                                               Equity, Corporate + Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SPAIN           SCLV                                              Equity + Corporate Debt
                (Servicio de Compensacion v Liquidacion de
                Valores. S.A.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CBEO                                              Government Debt
                (Central Book Entry Office)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SRI LANKA       CDS                                               Equity
                (Central Depository System (Pte) Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SWEDEN          VPC                                               Equity, Corporate + Government Debt
                (Vardepapperscentralen AB)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND     SEGA                                              Equity, Corporate + Government Debt
                (Schweizerische Effekten-Giro AG)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
TAIWAN          TSCD                                              Equity + Government Debt
                (Taiwan Securities Central Depository Co., Ltd.)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              APPENDIX 1-A
                                          CENTRAL DEPOSITORIES
                                          AS OF NOVEMBER 1998
---------------------------------------------------------------------------------------------------------------------
    COUNTRY                       DEPOSITORY                                               INSTRUMENT
---------------------------------------------------------------------------------------------------------------------
THAILAND        TSDC                                              Equity, Corporate + Government Debt
                (Thailand Securities Depository Company
                Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
TUNISIA         STICODEVAM                                        Equity
                (Societe Tunisienne Interprofesionnelle pour la
                Compensation et le Depot des Valeurs Mobilieres)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                MINISTRY OF FINANCE                               Government Debt tradable on the stock exchange
                                                                  (BTNBs)

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CENTRAL BANK OR TUNISIA                           Government Debt not tradable on the stock exchange
                                                                  (BTCs)

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
TURKEY          IMKB TAKAS VE SAKLAMA BANKASI A.S.                Equity + Corporate Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CENTRAL BANK OF TURKEY                            Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
UNITED          CRESTCo LIMITED                                   Equity + Corp. Debt
KINGDOM
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CMO                                               Sterline CDs & CP
                (Central Moneymarket Office)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                CGO                                               Gilts
                (Central Gilts Office)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
UNITED STATES   DTC                                               Equity + Corporate Debt
                (Depository Trust Company)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                PTC                                               Mortgage Back Debt
                (Participants Trust Company)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
                FED BOOK-ENTRY SYSTEM                             Government Debt

                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------
ZAMBIA          LUSE                                              Equity + Government Debt
                (LuSE Central Shares Depository Limited)
                                                                  COMPULSORY
---------------------------------------------------------------------------------------------------------------------

                                     Appendix 1-B

                          Information Regarding Country Risk
                          ----------------------------------


          1. To aid Customer's board in its determinations regarding Country Risk, Bank shall furnish board annually and upon the initial placing of Assets into a country the following information (check items applicable):

          A    Opinions of local counsel concerning:

 X        i.   Whether applicable foreign law would restrict the access afforded
---            Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

 X        ii.  Whether applicable foreign law would restrict the Customer's
---            ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

 X        iii. Whether applicable foreign law would restrict the Customer's
--- ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

          B.   Written information concerning:

 X        i.   The likelihood of expropriation, nationalization, freezes, or
---            confiscation of Customer's assets.

 X        ii.  Whether difficulties in converting Customer's cash and cash
---            equivalents to U.S. dollars are reasonably foreseeable.

          C.   A market report with respect to the following topics:

          (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories (including depository evaluation).

          2. To aid Customer's board in monitoring Country Risk, Bank shall furnish board the following additional information:

          Market flashes, including with respect to changes in the information in market reports.

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                    EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                           EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TRADE      There is no formal trade matching, although
  MATCHING    local custodian banks make every effort to         3        3
              effect matching on behalf of their clients.
              In addition, there is a numbering system
              which facilitates matching, but does not
              conform to the ISIN standard.
--------------------------------------------------------------------------------
 SETTLEMENT   Securities and cash settle on a gross basis.
    TYPE                                                         3        3
--------------------------------------------------------------------------------
 SECURITIES   Securities can be immobilized at the central
    TYPE      depository.  However, over 80% of securities       3        3
              are held in physical form of which 70% are
              registered.  (See separate assessment for
              bearer physical debt:  Physical Corporate +
              Government Debt).
--------------------------------------------------------------------------------
 DEPOSITORY   Deposito Central de Valores (DECEVAL) is the
              central depository for equities.  It is not        3        3
              mandatory to hold securities in DECEVAL and
              most market participants, including Chase's
              custodian bank, do not use it because of
              market concerns about deficient practices at
              the depository which include lack of
              corporate action services.  DECEVAL was
              established in 1992, and is owned by the
              three stock exchanges in Colombia and 57
              financial institutions.  At year end 1996,
              equity was COP5 billion (approximately US$5
              million).  There are contingency plans in
              place to address business continuity.
--------------------------------------------------------------------------------
   FAILURE    There are no defined failure provisions or
 PROVISIONS   buy-in requirements.  In addition, securities      3        3
              lending is not permitted.
--------------------------------------------------------------------------------
 TRADE DATE/  For equities, settlement normally takes place
 SETTLEMENT   on T+3, but can be extended to T+6.  For           1        1
 DATE LAPSE   debt, settlement takes place on trade date
              but can be extended to T+1.  Most foreigners
              settle equity on T+3 and debt on T+1.
--------------------------------------------------------------------------------
 REGULATORY   The Superintendency of Securities regulates
  OVERSIGHT   the stock exchange and market participants.        2        2
              The Superintendency of Banks and the central
              bank oversee financial institutions and the
              payment system. The regulators consistently
              enforce existing rules and regulations, and
              continue to develop regulations in
              conjunction with new market activities.
--------------------------------------------------------------------------------
 SECURITIES   A number of regulations were established in
    LEGAL     1991 and amended by Resolution 1.295 of 1996,      2        2
  FRAMEWORK   which govern investment and market practices.
              The banking sector is covered by Resolution
              663 from 1993.  Although relatively new, the
              securities legal framework continues to
              evolve with developments in the capital
              markets.  In addition, there are no
              arbitration procedures in place.
--------------------------------------------------------------------------------
                                          EFFICIENCY AVERAGE    2.5      2.5
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                    EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                       FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good title is effective on settlement date
  RECEIPT OF   upon receipt of a 'PAPELETA,' a stock              1        1
  GOOD TITLE   exchange receipt.

               On settlement date, custodian banks only make
               payment after receiving the 'PAPELETA' from
               the broker, which represents legal title.
               The broker delivers the share certificates,
               or a previously traded 'PAPELETA' and a
               transfer letter, to the stock exchange.  The
               stock exchange sends share certificates to
               the registrar companies, which take 10-15
               days to re-issue securities.  The registrar
               companies return the registered shares to the
               stock exchange, who forwards them to the
               custodian bank.  Securities can be sold while
               out for re-registration.
--------------------------------------------------------------------------------
   INTERIM     Registration is effected by the registrars,
   EXPOSURE    who receive the shares from the stock              2        2
     TYPE      exchange.
--------------------------------------------------------------------------------
   DEFAULT     There are minimal limited default protections
  PROTECTION   in the form of a stock exchange guaranty fund      3        3
               of COP3.5 million (approximately US$3,276),
               which covers brokers and is available to all
               market participants.  However, there are no
               loss sharing provisions for participants in
               the payment system.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    2.0      2.0
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                    EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                       FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good funds are received on settlement date
  RECEIPT OF   or SD+1, depending on the method of payment,       2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               exchanges a 'PAPELETA' and transfer letter, and/or share certificates for either a cashier's check or a wire payment via the central bank's electronic payment system,
               SEBRA. Wires can be confined as received as the electronic wire payments are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
   INTERIM     Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
    TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
   DEFAULT     There are minimal default protections and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                    EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                        FINALITY - TITLE VS. CASH SUMMARY
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon delivery of a               Tc       Tc
      VS.      'PAPELETA,' the stock exchange receipt,
               before payment is made.  Good funds are
     CASH      received on settlement date or SD+1,
               depending on the method of payment.  Wire
               payments via the central bank's payment
               system are effective immediately, while a
               clearing bank's cashier check clears on SD+1.
               Sellers have overnight exposure to clearing
               banks for payment by cashier check, as
               securities are released before payment is
               made.
--------------------------------------------------------------------------------
                   TITLE VS. CASH ASSESSMENT (BEST < - > WORST)   2        2
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                                GOVERNMENT DEBT - DCV

--------------------------------------------------------------------------------
                             EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
    TRADE      There is no formal trade matching, although
   MATCHING    local custodian banks make every effort to         3        3
               effect matching on behalf of their clients.
               In addition, there is a numbering system
               which facilitates matching, but does not
               conform to the ISIN standard.
--------------------------------------------------------------------------------
  SETTLEMENT   Securities and cash settle on a gross basis.
     TYPE                                                         3        3
--------------------------------------------------------------------------------
  SECURITIES   Securities are dematerialized.
     TYPE                                                         1        1
--------------------------------------------------------------------------------
  DEPOSITORY   DepOsito Central de Valores (DCV) is the
               central registry for government debt issued,       1        1
               guaranteed or administered by the central
               bank.  Although settlement is not mandatory
               in the DCV, there is greater exposure to
               sellers settling outside the DCV and
               withdrawal of securities is difficult to
               arrange.  The DCV was established in 1990,
               and is owned by the central bank.  There are
               contingency plans in place to address
               business continuity.
--------------------------------------------------------------------------------
   FAILURE     There are no defined failure provisions or
  PROVISIONS   buy-in requirements.  In addition, securities      3        3
               lending is not permitted.
--------------------------------------------------------------------------------
  TRADE DATE/  Settlement normally takes place on trade
  SETTLEMENT   date, but can be extended to T+5.  Most            1        1
  DATE LAPSE   foreigners settle on T+1.
--------------------------------------------------------------------------------
  REGULATORY   The Superintendency of Securities (SDV)
  OVERSIGHT    regulates the stock exchanges and market           2        2
               participants.  The Superintendency of Banks
               and the central bank oversee financial
               institutions and the payment system, SEBRA.
               The regulators consistently enforce existing
               rules and regulations, and continue to
               develop regulations in conjunction with new
               market activities.
--------------------------------------------------------------------------------
  SECURITIES   A number of regulations were established in
    LEGAL      1991 and amended by Resolution 1.295 of 1996,      2        2
   FRAMEWORK   which govern investment and market practices.
               The banking sector is covered by Resolution
               663 from 1993.  Although relatively new, the
               securities legal framework continues to
               evolve with developments in the capital
               markets.  In addition, there are no
               arbitration procedures in place.
--------------------------------------------------------------------------------
                                           EFFICIENCY AVERAGE    2.0      2.0
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                                GOVERNMENT DEBT - DCV

--------------------------------------------------------------------------------
                       FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good title is effective on settlement date
  RECEIPT OF   upon receipt in DCV.                               1        1
  GOOD TITLE
               On settlement date, the buyer's custodian
               bank only makes payment after confirming
               title electronically on their DCV account.
--------------------------------------------------------------------------------
   INTERIM     The central registry effects book-entry
   EXPOSURE    movement of title.                                 1        1
    TYPE
--------------------------------------------------------------------------------
   DEFAULT     There are minimal limited default protections
  PROTECTION   in the form of a stock exchange guaranty fund      3        3
               of COP3.5 million (approximately US$3,276)
               which cover brokers and is available to all
               market participants.  However, there are no
               loss sharing provisions for participants in
               the payment system, SEBRA.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    1.7      1.7
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                                GOVERNMENT DEBT - DCV

--------------------------------------------------------------------------------
                       FINALITY - SELL-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good funds are received on settlement date or
  RECEIPT OF   SD+1, depending on the method of payment,          2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               instructs movement of title in DCV after receiving either a cashier's check or a wire payment via the central bank's electronic payment system, SEBRA. The seller's custodian bank can confirm receipt of the wire payments electronically, as they are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
   INTERIM     Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
     TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
   DEFAULT     There are minimal default protections, and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                                GOVERNMENT DEBT - DCV

--------------------------------------------------------------------------------
                        FINALITY - TITLE VS. CASH SUMMARY
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon receipt in DCV, before      Tc       Tc
      VS.      payment is made.  Good funds are received on
               settlement date or SD+1, depending on the
     CASH      method of payment.  Wire payments via the
               central bank's payment system are effective
               immediately, while a clearing bank's
               cashier's check clears on SD+1.  Sellers have
               overnight exposure to clearing banks, as
               securities are released before payment is
               made.
--------------------------------------------------------------------------------
                   TITLE VS. CASH ASSESSMENT (BEST < - > WORST)   2        2
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                         PHYSICAL CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                             EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
    TRADE      There is no formal trade matching, although
   MATCHING    local custodian banks make every effort to         3        3
               effect matching on behalf of their clients.
               In addition, there is a numbering system
               which facilitates matching, but does not
               conform to the ISIN standard.
--------------------------------------------------------------------------------
  SETTLEMENT   Securities and cash settle on a gross basis.
     TYPE                                                         3        3
--------------------------------------------------------------------------------
  SECURITIES   Securities can be immobilized at the central
     TYPE      depository.  However, over 80% of securities       3        3
               are held in physical form, of which 30% are
               in bearer form.  (See separate assessment for
               registered physical debt:  Equity, Registered
               Corporate + Government Debt).
--------------------------------------------------------------------------------
  DEPOSITORY   Deposito Central de Valores (DECEVAL) is the
               central depository. It is not mandatory to         3        3
               hold securities in DECEVAL and most market
               participants, including Chase's subcustodian
               bank, do not use it because of market
               concerns about deficient practices at the
               depository, including lack of corporate
               action services.  DECEVAL was established in
               1992, and is owned by the three stock
               exchanges in Columbia and 57 financial
               institutions.  At year end 1996 equity was
               COP5 billion (approximately US$5 million).
               There are contingency plans in place to
               address business continuity.
--------------------------------------------------------------------------------
    FAILURE    There are no defined failure provisions or
  PROVISIONS   buy-in requirements.  In addition, securities      3        3
               lending is not permitted
--------------------------------------------------------------------------------
  TRADE DATE/  Settlement normally takes place on trade
  SETTLEMENT   date, but can be extended to T+5.  Most            1        1
  DATE LAPSE   foreigners settle on T+1.
--------------------------------------------------------------------------------
  REGULATORY   The Superintendency of Securities (SDV)
  OVERSIGHT    regulates the stock exchanges and market           2        2
               participants.  The Superintendency of Banks
               and the central bank oversee financial
               institutions and the payment system, SEBRA.
               The regulators consistently enforce existing
               rules and regulations, and continue to
               develop regulations in conjunction with new
               market activities.
--------------------------------------------------------------------------------
  SECURITIES   A number of regulations were established in
     LEGAL     1991 and amended by Resolution 1.295 of 1996,      2        2
   FRAMEWORK   which govern investment and market practices.
               The banking sector is covered by Resolution
               663 from 1993.  Although relatively new, the
               securities legal framework continues to
               evolve with developments in the capital
               markets.  In addition, there are no
               arbitration procedures in place.
--------------------------------------------------------------------------------
                                           EFFICIENCY AVERAGE    2.5      2.5
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                         PHYSICAL CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                       FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good title is effective on settlement date
  RECEIPT OF   upon receipt of the endorsed bearer                1        1
  GOOD TITLE   certificates.

               On settlement date, custodian banks only make
               payment after receiving endorsed bearer
               certificates from the broker, which
               represents legal title.
--------------------------------------------------------------------------------
   INTERIM     As securities are in bearer form, there is no
   EXPOSURE    exposure.                                          1        1
    TYPE
--------------------------------------------------------------------------------
   DEFAULT     There are minimal default protections in the
  PROTECTION   form of a stock exchange guaranty fund of          3        3
               COP3.5 million (approximately US$3,276) which
               cover brokers and is available to all market
               participants.  However, there are no loss
               sharing provisions for participants in the
               payment system, SEBRA.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    1.7      1.7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       FINALITY - SELL-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
  TIMING OF    Good funds are received on settlement date or
  RECEIPT OF   SD+1, depending on the method of payment,          2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               exchanges certificate for either a cashier's check or a wire payment via the central bank's electronic payment system, SEBRA. The seller's custodian bank can confirm receipt of the wire payments electronically, as they are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
   INTERIM     Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
    TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
    DEFAULT    There are minimal default protections, and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                        CHASE

                     SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                       COLOMBIA

                         PHYSICAL CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                        FINALITY - TITLE VS. CASH SUMMARY
--------------------------------------------------------------------------------
     SCALE:       1=BEST PRACTICE        2=MID-RANGE          3=WORST PRACTICE
--------------------------------------------------------------------------------
  PRACTICE                     DESCRIPTION                    MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon receipt of the              Tc       Tc
      VS.      endorsed bearer certificates.  Good funds are
               received on settlement date or SD+1,
     CASH      depending on the method of payment.  Wire
               payments via the central bank's payment
               system are effective immediately, while a
               clearing bank's cashier's check clears on
               SD+1.  Sellers have overnight exposure to
               clearing banks, as securities are released
               before payment is made.
--------------------------------------------------------------------------------
                   TITLE VS. CASH ASSESSMENT (BEST < - > WORST)   2        2
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------